Intangible Assets, Net - Schedule of Estimated Amortization Expense (Details)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Estimated Amortization Expense [Abstract]
2025	¥ 301,887
2026	301,887
2027	301,887
2028	50,313
Total expected amortization expense	¥ 955,974	$ 130,967	¥ 1,257,860